EXECUTION VERSION

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT (“Agreement”) dated as of February 28, 2012 is by and among MOTRICITY, INC., a Delaware corporation (“Borrower”), MCORE INTERNATIONAL, INC., a Washington corporation (“Guarantor”) (Borrower and Guarantor, individually, is each a “Grantor”, and collectively, are the “Grantors”) with and in favor of HIGH RIVER LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, the “Lender”).
R E C I T A L S
WHEREAS, on September 16, 2011, Lender made a loan in the original amount of $20,000,000, and the obligation to repay such loan was evidenced by a Promissory Note dated as of such date in favor of Lender (as the same has been amended prior hereto, the “Original Note”);
WHEREAS, as security for obligations under the Original Note and all other Obligations (as defined in the Original Note), Borrower granted to Lender a security interest in the Collateral (as herein defined) pursuant to the terms of that certain Security Agreement dated as of September 16, 2011 (the “Original Security Agreement”);
WHEREAS, on the date hereof, Motricity, Inc., a Delaware corporation (the “Borrower”) is delivering to High River Limited Partnership, a Delaware limited partnership (the “Lender”) an Amended and Restated Promissory Note in the original principal balance of $20,827,193.13 (as the same may be amended, amended and restated, modified or supplemented from time to time, the “Note”), which Note amends and restates the Original Note in its entirety;
WHEREAS, on the date hereof, as security for obligations under the Note and all other Obligations (as defined in the Note), Guarantor has agreed to guarantee the Obligations pursuant to the terms of that certain Guaranty dated as of the date hereof; and
WHEREAS, on the date hereof, as security for obligations under the Note and all other Obligations (as defined in the Note), Borrower desires to confirm its grant to Lender of a security interest in that portion of the Collateral that was subject to the Original Security Agreement and grant to Lender a security interest in the Collateral subject hereto (whether or not subject to the Original Security Agreement), and Guarantor desires to provide a grant to Lender of a security interest in the Collateral subject hereto, and Borrower and Lender wish to amend and restate in its entirety the Original Security Agreement pursuant to the terms hereof;
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1.    DEFINITIONS.
All terms used herein which are defined in the Note or in Article 1, 8 or Article 9 of the UCC shall have the meanings given therein unless otherwise defined herein.
2.    GRANT OF SECURITY INTEREST.

(a) Each Grantor hereby grants Lender, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Lender as collateral security for the Obligations, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Each Grantor represents, warrants, and covenants that it has the power to transfer each item of Collateral upon which it purports to grant a security interest hereunder, and that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Lender’s Lien under this Agreement).
(b)    (i)    “Collateral” is each Grantor’s right, title and interest in and to all personal property, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof, including without limitation, the following: All goods, accounts (including receivables), equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles, copyright rights, copyright applications, copyright registrations, copyright licenses, patents, patent applications, patent licenses, trademarks, trademark applications, trademark licenses and all goodwill associated with or symbolized therewith, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, including without limitation all Pledged Collateral, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and all books and records of each Grantor relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. Notwithstanding the foregoing, (A) the Collateral does not include the deposit account(s) serving as cash collateral for the letters of credit issued by Silicon Valley Bank or cash management obligations owed to Silicon Valley Bank; and (B) in the case of capital stock of any Subsidiary of a Grantor that is not organized in the United States of America and is not a Guarantor, the portion of such capital stock that constitutes Collateral shall be only sixty-five (65%) percent of all of the capital stock of such Subsidiary.
(ii)    “Pledged Collateral” is all capital stock of each Subsidiary of each Grantor (including capital stock of each Guarantor), together with any securities,

investment properties, instruments or distributions of any kind issuable, issued or received by any Grantor upon conversion of, in respect of, or in exchange for any of such capital stock, including, but not limited to, those arising from a stock dividend, stock split, reclassification, reorganization, merger, consolidation, sale of assets or other exchange of securities or any dividends or other distributions of any kind upon or with respect to such capital stock; provided that in the case of capital stock of any Subsidiary of a Grantor that is not organized in the United States of America and is not a Guarantor, the portion of such capital stock that constitutes Pledged Collateral shall be only sixty-five (65%) percent of all of the capital stock of such Subsidiary.
(iii)    “Subsidiary” means, with respect to any Person, any Person of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person .
(b) If any Grantor shall acquire a commercial tort claim with a value in excess of $50,000, such Grantor shall promptly notify Lender in a writing signed by such Grantor of the general details thereof and grant to Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Lender.
(c) Each Grantor hereby assigns, pledges, delivers, and transfers to Lender, and hereby grants to Lender, a continuing first priority security interest in and against all right, title and interest of the following, whether now or hereafter existing or acquired by any Grantor: all Pledged Collateral, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and non-cash proceeds of the foregoing; and all books of any Grantor relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.
(d) If this Agreement is terminated, Lender’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations, Lender shall, at Grantor’s sole cost and expense, release its Liens in the Collateral and all rights therein shall revert to the applicable Grantor.
(e) Each Grantor hereby authorizes Lender to file financing statements, without notice to any Grantor, with all appropriate jurisdictions to perfect or protect Lender’s interest or rights hereunder.
(f) Each Grantor hereby authorizes Lender to record Intellectual Property Security Agreements (attached hereto as Exhibit A), without notice to any Grantor, with the United States Patent and Trademark Office to perfect or protect Lender’s interest or rights hereunder.

(g) Beyond the custody thereof, in accordance with the same procedures it employs with regard to its own property, the Lender shall not have any duty as to any Collateral.
3.    COLLATERAL COVENANTS.
The Collateral is now and shall remain personal property so long as the applicable Grantor has rights in it, provided that Grantor shall not sell, lease, dispose, or otherwise transfer such Collateral in violation of the Loan Documents. Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any necessary or desirable actions in connection with its Collateral, subject to the rights of the Lender. Each Grantor hereby irrevocably appoints Lender as Borrower’s true and lawful attorney-in-fact, and authorizes Lender, in any Grantor’s or Lender’s name, to do all acts and things which are necessary when an Event of Default exists, in Lender’s determination, to fulfill the Grantors’ obligations under this Agreement and the Note. At the request of Lender at any time and from time to time, each Grantor shall, at such Grantor’s expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Loan Documents, provided however, that notwithstanding anything herein to the contrary, no Grantor shall have any obligation to maintain for the benefit of Lender the perfection of any security interests in the Collateral, or to represent or warrant that such security interest is perfected, except (i) as such perfection may be obtained by the filing of UCC financing statements in the applicable offices and recording Intellectual Property Security Agreements with the United States Patent and Trademark Office, (ii) Grantors shall endeavor to cause, prior to the date that is thirty (30) days after the date hereof, three-party control agreements to be entered into among the applicable Grantor, Lender, and the applicable depository bank or securities intermediary, as the case may be, in each case sufficient to perfect the security interest in favor of Lender in those deposit accounts and securities accounts of Grantors that hold more than $50,000.00, except in respect of any payroll or employee benefit accounts; and (iii) as may otherwise be requested by Lender. Grantors covenant and agree that they shall not open or maintain additional deposit accounts or securities accounts that hold more than $50,000.00, without providing Lender prior written notice thereof and, except in respect of any payroll or employee benefit accounts, causing three-party control agreements, as requested by Lender, to be entered into among the applicable Grantor, Lender, and the applicable depository bank or securities intermediary, as the case may be, in each case sufficient to perfect the security interest in favor of Lender in those deposit accounts and securities accounts of Grantors.
4.    REMEDIES.
At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Loan Documents, the UCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Borrower or Guarantor except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Loan Documents, the UCC or other applicable law, are cumulative, not exclusive and enforceable, in Lender’s discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction, without requirement for any bond or surety, to restrain a breach or threatened breach by Borrower or any Guarantor of this Agreement or any of the other Loan Documents. Lender may at any time or times, proceed directly against Borrower or Guarantor to collect the Obligations without prior recourse to the Collateral or any other collateral. Lender may at any time or times, proceed directly against Collateral to collect the Obligations without prior recourse to the Borrower or any Guarantor.
Without limiting the foregoing, or any of the Lender’s rights under the Note, upon an Event of Default, Lender may, in its discretion (a) take possession of the Collateral, without resort to legal process and without prior notice to any Grantor, for that purpose each Grantor irrevocably appoints the Lender its attorney-in-fact to enter upon any premises on which the Collateral or any part thereof may be situated and remove the Collateral therefrom, or require any Grantor to assemble the Collateral and make it available to Lender at a place designated by Lender; (b) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral and/or (c) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of any Grantor, which right or equity of redemption is hereby expressly waived and released by each Grantor. Lender, its employees, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is subject to widely distributed standard price quotations. Lender will give the applicable Grantor at least ten (10) days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition (which may include, without limitation, a public sale or lease of all or part of the Collateral) is to be made. Each Grantor agrees that ten (10) days is a reasonable time for such notice.
Each Grantor shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for in the Note and all costs and expenses of collection or enforcement, including attorneys' fees and expenses as set forth in the Note.
5.    WAIVERS AND CONSENTS; GOVERNING LAW.
(a)    This Security Agreement, the other Loan Documents, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Security Agreement and any schedule or exhibit hereto, the terms of this Security Agreement shall govern.
(b)    This Security Agreement and terms hereof or thereof may not be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by the party to be charged with such amendment, waiver, discharge or termination, and such amendment, waiver, discharger or termination shall be effective and binding as to Lender only in the specific instance and for the specific purpose for which given.
(c)    The validity, interpretation and enforcement of this Security Agreement and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).
(d)    Each Grantor irrevocably consents and submits to the non-exclusive jurisdiction of the Superior Courts located within New York County, New York and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Security Agreement or in any way in connection with or related or incidental to the dealings of any Grantor and Lender in respect of this Security Agreement or any of the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between any Grantor and Lender or the conduct of such Persons in connection with this Security Agreement shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against any Grantor or any property of any Grantor in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on such assets or to otherwise enforce its rights against any Grantor or any property of any Grantor).
(c)    Each Grantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender’s option, by service upon any Grantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, the applicable Grantor shall appear in answer to such process, failing which such Grantor shall be deemed in default and judgment may be entered by Lender against such Grantor for the amount of the claim and other relief requested.
(d)    EACH GRANTOR WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION,
(i)    ARISING UNDER THIS SECURITY AGREEMENT, OR
(ii)    IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO

THE DEALINGS BETWEEN ANY GRANTOR AND LENDER IN RESPECT OF THIS SECURITY AGREEMENT OR THE TRANSACTIONS RELATED HERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH GRANTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.
EACH GRANTOR HEREBY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS SECURITY AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES SUCH RIGHTS AS IT MAY HAVE TO NOTICE AND/OR HEARING UNDER ANY APPLICABLE FEDERAL OR STATE LAWS PERTAINING TO THE EXERCISE BY LENDER OF SUCH RIGHTS AS THE LENDER MAY HAVE REGARDING THE RIGHT TO SEEK PREJUDGMENT REMEDIES AND/OR DEPRIVE ANY GRANTOR OF OR AFFECT THE USE OF OR POSSESSION OR ENJOYMENT OF SUCH GRANTOR’S PROPERTY PRIOR TO THE RENDITION OF A FINAL JUDGMENT AGAINST SUCH GRANTOR. EACH GRANTOR FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUIRE LENDER TO PROVIDE A BOND OR OTHER SECURITY AS A PRECONDITION TO OR IN CONNECTION WITH ANY PREJUDGMENT REMEDY SOUGHT BY LENDER, AND WAIVES ANY OBJECTION TO THE ISSUANCE OF SUCH PREJUDGMENT REMEDY BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS TO ANY ACTION BROUGHT BY THE LENDER.
6.    AMENDMENT AND RESTATEMENT.
This Agreement is executed in substitution of, is a replacement for, and constitutes an amendment and restatement of the Original Security Agreement. Borrower hereby confirms that the security interests granted therein shall continue to be in full force and effect, except to the extent expressly amended hereby.

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IN WITNESS WHEREOF, each Grantor and Lender have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:

MOTRICITY, INC.

By:_/s/ James R. Smith, Jr. _____
Name: James R. Smith, Jr.
Title: President and Interim Chief Executive
Officer

GUARANTOR:

MCORE INTERNATIONAL, INC.

By: _/s/ James R. Smith, Jr. _____
Name: James R. Smith, Jr.
Title: President

Signature Page to Amended and Restated Security Agreement

LENDER:

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, its General Partner

By:_/s/ Edward E. Mattner_____
Name: Edward E. Mattner
Title: Authorized Signatory

Signature Page to Amended and Restated Security Agreement

EXHIBIT A

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of February 28, 2012 (as amended, supplemented or otherwise modified from time to time, the (“Intellectual Property Security Agreement”), is made by MOTRICITY, INC., a Delaware corporation (“Borrower”), MCORE INTERNATIONAL, INC., a Washington corporation (“Guarantor”) (Borrower and Guarantor, individually, is each a “Grantor”, and collectively, are the “Grantors”) with and in favor of HIGH RIVER LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, the “Lender”).
WHEREAS, on September 16, 2011, Lender made a loan in the original amount of $20,000,000, and the obligation to repay such loan was evidenced by a Promissory Note dated as of such date in favor of Lender (as the same has been amended prior hereto, the “Original Note”);
WHEREAS, as security for obligations under the Original Note and all other Obligations (as defined in the Note), Borrower granted to Lender a security interest in the Collateral (as herein defined) pursuant to the terms of that certain Security Agreement dated as of September 16, 2011 (the “Original Security Agreement”);
WHEREAS, on the date hereof, Motricity, Inc., a Delaware corporation (the “Borrower”) is delivering to High River Limited Partnership, a Delaware limited partnership (the “Lender”) an Amended and Restated Promissory Note in the original principal balance of $20,827,193.13 (as the same may be amended, amended and restated, modified or supplemented from time to time, the “Note”), which Note amends and restates the Original Note in its entirety;
WHEREAS, on the date hereof, as security for obligations under the Note and all other Obligations (as defined in the Note), Guarantor has agreed to guarantee the Obligations pursuant to the terms of that certain Guaranty dated as of the date hereof; and
WHEREAS, on the date hereof, as security for obligations under the Note and all other Obligations (as defined in the Note), Borrower desires to confirm its grant to Lender of a security interest in that portion of the Collateral that was subject to the Original Security Agreement and grant to Lender a security interest in the Collateral subject hereto (whether or not subject to the Original Security Agreement), and Guarantor desires to provide a grant to Lender of a security interest in the Collateral subject hereto, and Borrower and Lender wish to amend and restate in its entirety the Original Security Agreement pursuant to the terms of that certain Amended and Restated Security Agreement dated as of even date herewith among Borrower, Lender, and Guarantor, which Collateral shall include without limitation, certain patents, trademarks and intellectual property of the Grantors, and the Grantors have agreed as a condition thereof to execute this Intellectual Property Security Agreement for recording with the United States Patent and Trademark Office and other applicable governmental authorities;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors agree as follows:
1.    Defined Terms.
Capitalized terms used herein without definition are used as defined in the Note.
2.    Grant of Security.
Each Grantor hereby grants to the Lender a security interest in and to all of such Grantor’s right, title and interest in and to the following, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:
(i)  all domestic and foreign patents, patent applications and patentable inventions, including, without limitation, each issued patent and patent application identified in Schedule 1 hereto all certificates of invention or similar property rights, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all patent licenses entered into in connection therewith, payments arising out of any other sale, lease, license or other disposition thereof and damages and payments for past, present or future infringement thereof), and (v) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever accruing thereunder or pertaining thereto (collectively, the “Patent Collateral”);
(ii)  all domestic and foreign trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, Internet domain names, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule 1 hereto, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all trademark licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above (collectively, the “Trademark Collateral”); provided, however, that the Trademark Collateral shall not include any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act, solely to the extent, if any, and solely during the period, if any, in which the grant of a security interest therein would void said application or impair the validity or enforceability of any registration issuing therefrom; and
(iii)     any and all proceeds of the foregoing.
3.    Recordation.
Each Grantor authorizes and requests that the Commissioner of Patents and Trademarks and any other applicable government officer record this Intellectual Property Security Agreement.
4.    Execution in Counterparts.
This Intellectual Property Security Agreement may be executed by one or more of the parties to this Intellectual Property Security Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Intellectual Property Security Agreement by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.    Governing Law.
This Intellectual Property Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.
6.    Grantor Remains Liable.
Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any necessary or desirable actions in connection with its Patent Collateral and Trademark Collateral, subject to the rights of the Lender.

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IN WITNESS WHEREOF, each of the undersigned has caused this Intellectual Property Security Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

MOTRICITY, INC.

By:_________________________
Name: ___________________
Title: ___________________

GUARANTOR:

MCORE INTERNATIONAL, INC.

By:_________________________
Name: ___________________
Title: ___________________